UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22951

FundX Investment Trust
 (Exact name of registrant as specified in charter)

235 Montgomery Street, Suite 1049
San Francisco, CA 94101
 (Address of principal executive offices) (Zip code)

Jason Browne
235 Montgomery Street, Suite 1049
San Francisco, CA 94101
 (Name and address of agent for service)

(415) 248-8366
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

FundX
because markets CHANGE

FundX Upgrader Funds

2016

Semiannual Report

March 31, 2016

Semiannual Report 2016	Upgraderfunds.com	1

1969	DAL Investment Company is a Registered Investment Advisor (RIA)	Knowledgeable Portfolio Management We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

1976	The firm starts publishing NoLoad FundX newsletter.
A Strategy You Can Understand
We developed the Upgrading strategy, which is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks noload mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).
FundX Upgrader Funds
The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).
A Portfolio that Responds to Market Changes
Market leadership rotates between large-cap and smallcap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with leadership trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies we identify as being in sync with current market leadership.

2012	DAL Investment Company is renamed FundX Investment Group.

2	Semiannual Report 2016

March 31, 2016

Dear Shareholders,
It’s been a volatile six months for stock markets around the world. Markets were in turmoil at the start of the semiannual period on September 30, 2015, but stocks rallied off the lows and in October 2015, most major U.S. indexes turned in their best monthly performance in four years.

But volatility returned with a vengeance in the first part of 2016. Stocks sank in January and by the mid-February lows, some stocks were in bear market territory. Stocks bounced back once again in March, and for the six months ending March 31, 2016, most markets and the Upgrader Funds had gains.

A Big Shift in Stock Market Trends
Funds and ETFs that have done well recently may have a tendency to continue to do well in the coming months or even years. Academics call this “persistence of performance” and it is the basis of our investment approach. So we aim to invest in funds and ETFs that have strong recent returns. But one of the challenges of our approach is that when markets experience steep declines, the funds that were doing well prior to the decline sometimes get hit hard in the sell-off, and that’s what we saw in the first quarter of 2016.

We started the year with substantial investments in large-cap growth funds that had done well in 2015. But many of these funds lost more than the market in the first two months of 2016, and, as a result, the equity Upgrader Funds – FUNDX, HOTFX and TACTX – lagged the S&P 500 for the semiannual period. FUNDX and HOTFX also underperformed the MSCI All Country World Index; TACTX, which wasn’t always fully invested in stocks during the first quarter, outpaced the All Country World Index for the six months ending March 31, 2016.

If you focused only on the volatility of the past six months, however, you may have missed a big shift in market trends. The large-cap growth trend weakened, and new areas of the market, like high dividend-paying stocks and value stocks, began bringing in better returns. The Upgrading strategy that we use to manage the Upgrader Funds is designed to adapt to changing market trends like these, and my team and I sold many of our longtime large-cap growth positions and bought into dividend funds, value funds, and smaller-cap funds. By March 31, 2016, the Funds held value and dividend-focused funds.

Diversity in the Bond Markets
Bond markets also changed in the last six months. The government-focused Barclays Aggregate Bond Index had losses for the first half of the semiannual period, but it did quite well in the first quarter of 2016, outperforming stocks, as measured by the S&P 500, and the Flexible Income and Total Return Funds, INCMX and TOTLX.

INCMX and TOTLX own a diversified mix of bond and total-return funds. During the semiannual period, the Funds had exposure to government and corporate bonds, higher- and lower-quality bonds, and U.S. and foreign bonds. This diversification helped the Funds outpace the Barclays Aggregate Bond Index for the fourth quarter of 2015. But it didn’t work as well in the first quarter of 2016, and both Funds trailed the index for the three and six months ending March 31, 2016.

We have a high degree of confidence in our investment strategy – it’s what we’ve been using to manage portfolios for our clients since 1969 – and we know that there will be times, like the last six months, when our portfolios won’t perform as well as the market indexes. But we stay focused on what we believe are the long-term benefits of our strategy: it adapts to changing markets in a disciplined, logical manner. You’ll learn more about how the Fund portfolios have responded to changing markets on the following pages.

As always, thank you for your continued support. If there’s anything we can do to better serve you, please let us know.

Janet Brown
President, FundX Investment Group
Portfolio Manager, FundX Upgrader Funds

Semiannual Report 2016	Upgraderfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified.The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives,which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

References to other funds should not be interpreted as an offer of these securities.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. An investment cannot be made directly in an index.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

4	Semiannual Report 2016

FUNDX	Upgrader Fund
The Upgrader Fund (FUNDX) is designed to be a core holding for investors who seek to participate in global stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.
FUNDX invests primarily in diversified equity funds that tend to have average risk and has limited exposure to more aggressive funds and sector funds. We aim to own diversified funds and ETFs that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years, as we saw with the U.S. large-cap growth trend.
Large-Cap Growth Trend Weakened
At the start of the semiannual period, we were in the midst of a multi-year large-cap growth trend, and FUNDX was substantially invested in U.S. large-cap growth funds. We’d held funds like AB Large Cap Growth (APGYX), iShares S&P 500 Growth (IVW), Vanguard US Growth (VWUAX), and Vanguard Mega Cap 300 Growth (MGK) since 2014.
When the market sold off in early 2016, some of FUNDX’s large-cap growth positions were hit hard. As the performance of large-cap growth funds weakened, we sold many of our longtime positions and replaced them with more defensive stock funds, like dividend and value funds, which had held up better in the downturn. By March 31, 2016, FUNDX owned dividend-focused ETFs like iShares Select Dividend (DVY) and PowerShares High Yield Equity Dividend Achievers (PEY), and value-oriented funds like AMG Yacktman Focused (YAFIX). We continue to hold a few select large-cap growth funds, but if performance continues to weaken, we’ll move on.
While being invested in large-cap funds helped in 2015, staying invested in large-cap funds in early 2016 actually hurt FUNDX’s performance for the first quarter and the semiannual period because the downturn in the first six weeks of 2016 hit large-cap stocks worse than other areas of the market. Ultimately, our Upgrading strategy helped us respond to the market’s shift from large-cap growth to dividend and value stocks.
Defensive Sectors Come Into Favor
Another major change in the markets during the semiannual period occurred on a sector level: health care, which had been one of the top sectors for the past few years, fell out of favor, while more defensive sectors, like utilities and consumer staples, surged.
We’d held health care funds like T. Rowe Price Health Sciences (PRHSX), Janus Global Life Sciences (JFNIX) and PowerShares Pharmaceuticals (PJP) for the past few years. (We bought PRHSX back in 2012.) But in late 2015, as other sector funds began bringing in stronger recent returns, we sold these longtime health care positions and bought into technology, consumer discretionary and, eventually, utilities funds.
Not Every Fund Added Value
While large-cap growth and health care funds continued to do well for years after we bought them, not every sector fund we owned during the semiannual report period added value. SPDR S&P Regional Banking (KRE) was one example: we bought KRE in the fourth quarter of 2015, thanks to its strong recent returns, but its performance didn’t last: the fund fell 7.1% in December. We sold the fund at a loss, but at least we limited our losses. KRE went on to lose 14.0% in month after we sold it in January 2016.
iShares Nasdaq Biotechnology (IBB) was another example. IBB was sold twice during the last six months. We first sold it in October 2015 and realized strong long-term gains. We’d owned IBB for more than a year, and the ETF had done well during this time period. We bought back into IBB in January 2016, when its performance had improved, but this time, the ETF didn’t continue to outperform, and we sold it about a month later at a loss.
Losses in both KRE and IBB were somewhat limited by our policy of taking small positions in sector funds and ETFs.
Because Markets Change
Major market trends often don’t feel like trends. They can feel permanent, like the market has changed for good. And there are usually many good reasons why the current trend could continue indefinitely. But we’ve been investing since 1969, and during those 47 years, we’ve repeatedly seen that even the most persistent trends eventually give way to something new.
We can’t know how long dividend funds or utilities sector funds will be in favor, but we do know that our active process has a long history of adapting to changing market trends, and when the market changes, we’ll be ready to change, too.

Semiannual Report 2016	Upgraderfunds.com	5

FUNDX	Upgrader Fund Growth Fund

0.2% Short-Term Investments,
net of Other Liabilities

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares	Investment Companies: 99.8%	Value
	Aggressive Funds: 20.0%
91,612	American Century Select Fund - Institutional Class	$5,208,146
203,415	AMG Yacktman Focused Fund - Institutional Class	4,196,459
91,000	iShares MSCI EAFE Small-Cap ETF	4,531,800
53,204	Janus Enterprise Fund - Class I	4,728,777
24,534	Oppenheimer Global Opportunities Fund - Class Y	1,060,599
144,110	Oppenheimer International Small Co. Fund - Class Y	5,202,354
326,000	PowerShares High Yield Equity Dividend Achievers Portfolio	4,652,020
124,400	PowerShares QQQ Trust Series 1	13,584,480
70,600	PowerShares S&P 500 Quality Portfolio	1,736,760
111,732	William Blair Growth Fund - Class I	1,458,101
	Total Aggressive Funds	46,359,496

	Core Funds: 69.7%
414,108	AB Large Cap Growth Fund, Inc. - Advisor Class	16,655,412
1,667,049	American Century Equity Income Fund - Institutional Class	14,036,556
229,600	iShares MSCI EAFE Minimum Volatility ETF	15,254,624
171,000	iShares MSCI USA Momentum Factor ETF	12,500,100
223,200	iShares MSCI USA Quality Factor ETF	14,646,384
81,700	iShares Russell 1000 Growth ETF	8,152,026
174,000	iShares S&P 500 Growth ETF	20,164,860
199,100	iShares Select Dividend ETF	16,260,497
369,556	Jensen Quality Growth Fund - Class I	14,275,950
995,307	Lazard Global Listed Infrastructure Portfolio - Institutional Class	13,974,111
396,000	PowerShares S&P 500 Low Volatility Portfolio	15,970,680
	Total Core Funds	161,891,200

	Sector Funds: 10.1%
74,300	Consumer Discretionary Select Sector SPDR Fund	5,873,415
92,600	Consumer Staples Select Sector SPDR Fund	4,912,430
261,594	Matthews Japan Fund - Institutional Class *	4,983,368
110,500	Utilities Select Sector SPDR Fund	5,483,010
17,000	Vanguard Consumer Staples ETF	2,300,440
	Total Sector Funds	23,552,663

	Total Investment Companies
	(Cost $219,262,223)	231,803,359

6	Semiannual Report 2016

FUNDX	Upgrader Fund Growth Fund

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares		Value
	Short-Term Investments: 0.3%
643,823	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.023% #	$643,823

	Total Short-Term Investments
	(Cost $643,823)	643,823

	Total Investments: 100.1%
	(Cost $219,906,046)	232,447,182
	Liabilities in Excess of Other Assets: (0.1)%	(255,898)
	Net Assets: 100.0%	$232,191,284

	* Non-income producing
	# Annualized seven-day yield as of March 31, 2016.

	The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	7

HOTFX	Aggressive Upgrader Fund

The Aggressive Upgrader Fund (HOTFX) can be an aggressive component of a more diversified portfolio or a core holding for investors who are able to withstand above-average volatility.
HOTFX seeks to capitalize on sector rotations as well as broad market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. We aim to own aggressive equity funds and ETFs that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years, as we saw with the recent large-cap growth and health care trends.
Large-Cap Growth Trend Weakened
At the start of the semiannual period, we were in the midst of a multi-year large-cap growth trend, and HOTFX was substantially invested in U.S. large-cap growth funds, particularly in funds that were quite concentrated. HOTFX held both Fidelity OTC (FOCPX) and PowerShares QQQ (QQQ), for example, both of which have more than 50% in technology stocks.
But when the market sold off in early 2016, some of HOTFX’s concentrated large-cap growth funds fell sharply, and we reduced our exposure to these funds, selling Federated Kaufman (KAUAX) and Janus Research (JRAIX). We replaced these funds with dividend, value and smaller-cap funds that had held up better in the downturn. By March 31, 2016, HOTFX owned dividend-focused ETFs like PowerShares High Yield Equity Dividend Achievers (PEY), value-oriented funds like AMG Yacktman Focused (YAFIX), and mid-cap Janus Enterprise (JMGRX). We continue to hold a few select large-cap growth funds, including FOCPX and QQQ, but if performance continues to weaken, we’ll move on.
While being invested in large-cap funds helped in 2015, staying invested in large-cap funds in early 2016 actually hurt HOTFX’s performance for the first quarter and the semiannual period because the downturn in the first six weeks of 2016 hit large-cap stocks worse than other areas of the market. Ultimately our Upgrading strategy helped us respond to the market’s shift from large-cap growth to dividend and value stocks.
Defensive sectors come into favor
Another major change in the markets during the semiannual period occurred on a sector level: health care, which had been one of the top sectors for the past few years, fell out of favor, while more defensive sectors, like utilities and consumer staples, surged.

HOTFX owned health care funds like T. Rowe Price Health Sciences (PRHSX), Janus Global Life Sciences (JFNIX) and PowerShares Pharmaceuticals (PJP) for the past few years. But in late 2015, as other sector funds began bringing in stronger recent returns, we sold these longtime health care positions and bought into technology, consumer discretionary and gold sector funds.
Not Every Fund Added Value
While large-cap growth and health care funds continued to do well for years after we bought them, and gold ETFs rose strongly in the final weeks of the period, not every fund we owned during the semiannual report period added value. SPDR S&P Regional Banking (KRE) was one example: we bought KRE in the fourth quarter of 2015, thanks to its strong recent returns, but its performance didn’t last: the fund fell 7.1% in December. We sold the fund at a loss, but at least we limited our losses. KRE went on to lose 14.0% in month after we sold it in January 2016.
iShares Nasdaq Biotechnology (IBB) was another example. IBB was sold twice during the last six months. We first sold it in October 2015 and realized strong long-term gains. We’d owned IBB for more than a year, and the ETF had done well during this time period. We bought back into IBB in January 2016, when its performance had improved, but this time, the ETF didn’t continue to outperform, and we sold it about a month later at a loss.
Because Markets Change
Major market trends often don’t feel like trends. They can feel permanent, like the market has changed for good. And there are usually many good reasons why the current trend could continue indefinitely. But we’ve been investing since 1969, and during those 47 years, we’ve repeatedly seen that even the most persistent trends eventually give way to something new.
We can’t know how long will the dividend or gold funds be in favor, but we do know that our active process has a long history of adapting to changing market trends, and when the market changes, we’ll be ready to change, too.
8	Semiannual Report 2016

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

0.2% Other Assets in Excess of Liabilities

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares	Investment Companies: 99.8%	Value
	Aggressive Funds: 62.6%
86,528	American Century Select Fund - Institutional Class	$4,919,128
71,030	AMG Yacktman Focused Fund - Institutional Class	1,465,348
30,946	Fidelity OTC Portfolio	2,356,816
45,401	Janus Enterprise Fund - Class I	4,035,223
88,333	Oppenheimer Global Opportunities Fund - Class Y	3,818,648
104,021	Oppenheimer International Small Co. Fund - Class Y	3,755,155
239,300	PowerShares High Yield Equity Dividend Achievers Portfolio	3,414,811
78,600	PowerShares QQQ Trust Series 1	8,583,120
83,800	PowerShares S&P 500 Quality Portfolio	2,061,480
103,751	William Blair Growth Fund - Class I	1,353,950
	Total Aggressive Funds	35,763,679
	Sector Funds: 37.2%
55,700	Consumer Discretionary Select Sector SPDR Fund	4,403,085
63,800	Consumer Staples Select Sector SPDR Fund	3,384,590
81,100	Market Vectors Gold Miners ETF	1,620,378
218,711	Matthews Japan Fund - Institutional Class *	4,166,452
5,000	SPDR Gold Shares *	588,000
39,300	Technology Select Sector SPDR Fund	1,743,348
68,900	Utilities Select Sector SPDR Fund	3,418,818
20,700	Vanguard Telecommunication Services ETF	1,919,304
	Total Sector Funds	21,243,975

	Total Investment Companies
	(Cost $53,870,092)	57,007,654

	Total Investments: 99.8%
	(Cost $53,870,092)	57,007,654
	Other Assets in Excess of Liabilities: 0.2%	127,782
	Net Assets: 100.0%	$57,135,436

*	Non-income producing

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	9

RELAX	Conservative Upgrader Fund
The Conservative Upgrader Fund (RELAX) is designed for investors who want the growth potential of a stock fund with the lower volatility of a fixed income fund. RELAX offers investors a balanced portfolio of stock and bond funds.

RELAX’s stock fund positions seek to capitalize on broad stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. RELAX’s bond positions seek to take advantage of changing bond markets.
We aim to own stock and bond funds and ETFs that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years. But with RELAX, we exclude aggressive stock funds, like sector funds, and we limit exposure to riskier areas of the bond market.
Large-Cap Growth Trend Weakened
At the start of the semiannual period, we were in the midst of a multi-year large-cap growth trend, and RELAX’s stock fund exposure was focused on U.S. large-cap growth funds. We’d held funds like AB Large Cap Growth (APGYX), Fidelity Growth Strategies (FDEGX), iShares S&P 500 Growth index (IVW), and Vanguard Mega Cap 300 Growth (MGK) since 2014.
But when the market sold off in early 2016, some of RELAX’s large-cap growth funds were hit hard, and, we sold many of our longtime large-cap growth positions. We replaced these funds with more defensive stock funds, like dividend and higher quality stock funds, that had held up better in the downturn. By March 31, 2016, RELAX owned ETFs like iShares Select Dividend (DVY) and iShares USA Quality (QUAL). We continue to hold a few select large-cap growth funds, but if performance continues to weaken, we’ll move on.
Our Upgrading strategy helped us respond to the market’s shift from large-cap growth to dividend and higher-quality stocks, but in hindsight, it would have helped to move more quickly into defensive funds. Staying invested in large-cap funds in early 2016 hurt RELAX’s performance for the first quarter and the semiannual period.
Interest Rates Stayed Low
Interest rates stayed low during the semiannual period. Although the Federal Reserve raised interest rates in December 2015, rates fell in the first quarter of 2016, and the more interest-rate sensitive areas of the bond market, like long-term bonds, did best. We have avoided investing in longer-term bonds given their interest-rate risk. Instead, we’ve focused on higher-quality bonds.

In fact, we increased RELAX’s exposure to higher-quality intermediate-term bonds during the semiannual period, adding positions in mortgage funds like CRA Qualified Investment (CRANX) in late 2015 and iShares Mortgage Backed Securities (MBB) in the first quarter of 2016.
While interest rates are expected to rise in the U.S., other countries have been cutting rates. This can be an opportunity for strategies like ours that can invest in foreign bonds, and during the past six months, we doubled RELAX’s world bond exposure.
Beyond Bonds
RELAX also owns total-return funds, like balanced and alternative funds. These funds are not fully invested in bonds, so they typically have less credit and interest-rate risk. Most of RELAX’s total-return positions have been held for years. We’ve owned Vanguard Wellesley Income (VWINX) for the last five years, and we bought Gateway (GTEYX) in 2013 and Fidelity Real Estate Income (FRIFX) in 2014. During the semiannual period, we added a position in PowerShares Preferred (PGX).
Because Markets Change
Major stock and bond market trends often don’t feel like trends. They can feel permanent, like the market has changed for good. And there are usually many good reasons why the current trend could continue indefinitely. But we’ve been investing since 1969, and during those 47 years, we’ve repeatedly seen that even the most persistent trends eventually give way to something new.
We can’t know how long dividend stock funds or higher-quality bond funds will be in favor, but we do know that our active process has a long history of adapting to changing market trends, and when the trend changes, we’ll be ready to change, too.

10	Semiannual Report 2016

RELAX	Conservative Upgrader Fund Balanced Fund

0.2% Other Assets in Excess of Liabilities

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares	Investment Companies: 99.8%	Value
	Core Funds: 61.7%
84,211	AB Large Cap Growth Fund, Inc. - Advisor Class	$3,386,983
323,959	American Century Equity Income Fund - Institutional Class	2,727,732
13,425	Hartford Growth Opportunities Fund - Class Y	522,622
48,400	iShares MSCI EAFE Minimum Volatility ETF	3,215,696
46,100	iShares MSCI USA Momentum Factor ETF	3,369,910
27,700	iShares MSCI USA Quality Factor ETF	1,817,674
31,200	iShares S&P 500 Growth ETF	3,615,768
41,100	iShares Select Dividend ETF	3,356,637
231,728	Lazard Global Listed Infrastructure Portfolio - Institutional Class	3,253,455
94,089	PowerShares S&P 500 Low Volatility Portfolio	3,794,609
41,507	T. Rowe Price Blue Chip Growth Fund, Inc. - Retail Class	2,839,495
28,496	T. Rowe Price Growth Stock Fund, Inc. - Retail Class	1,447,028
	Total Core Funds	33,347,609

	Total Return Funds: 14.8%
165,700	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	2,223,695
149,230	Fidelity Real Estate Income Fund	1,722,118
41,931	Gateway Fund - Class Y	1,232,363
32,000	PowerShares Preferred Portfolio	477,440
38,366	Vanguard Wellesley Income Fund - Admiral Class	2,349,946
	Total Total Return Funds	8,005,562

	Bond Funds: 23.3%
207,201	Community Reinvestment Act Qualified Investment Fund - Institutional Class	2,248,128
254,036	DoubleLine Total Return Bond Fund - Class I	2,761,368
12,800	iShares MBS ETF	1,401,344
217,302	PIMCO Foreign Bond Fund - Institutional Class	2,207,784
189,896	PIMCO Mortgage-Backed Securities Fund - Institutional Class	2,005,306
14,500	Vanguard Total International Bond ETF	790,830
34,764	Vanguard Total International Bond Index Fund - Institutional Class	1,135,381
	Total Bond Funds	12,550,141

Semiannual Report 2016	Upgraderfunds.com	11

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares	Investment Companies: 99.8%	Value
	Total Investment Companies
	(Cost $52,574,595)	$53,903,312

	Total Investments: 99.8%
	(Cost $52,574,595)	53,903,312
	Other Assets in Excess of Liabilities: 0.2%	130,216
	Net Assets: 100.0%	$54,033,528
	The accompanying notes are an integral part of these financial statements.

12	Semiannual Report 2016

INCMX	Flexible Income Fund

The Flexible Income Fund (INCMX) is designed for investors  who want to participate in bond market trends. INCMX  attempts to take advantage of these trends by targeting those  areas of the market that are excelling in the current economic  environment.

INCMX can seek out opportunities in bond funds with various maturities, credit qualities and regional exposure. It also may have limited exposure to total-return funds, which typically invest in both stocks and bonds. We aim to own bond and total-return funds that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years.

Interest Rates Stayed Low
Interest rates stayed low during the semiannual period. Although  the Federal Reserve raised interest rates in December 2015, rates  fell in the first quarter of 2016, and the more interest-rate  sensitive areas of the bond market, like long-term bonds, did  best. We have avoided investing in longer-term bonds given their  interest-rate risk. Instead, we’ve focused on higher-quality bonds.  We increased INCMX’s exposure to higher-quality intermediate-term bonds from 24.8% as of September 30, 2105 to 42.5% as of  March 31, 2016.

Mortgage-backed securities make up the majority of the Fund’s intermediate-term exposure. We owned DoubleLine Total Return and PIMCO Mortgage-backed Security (PTRIX) at the start of the semiannual period, and we bought CRA Qualified Investment (CRANX) in late 2015 and iShares Mortgage Backed Securities (MBB) in the first quarter of 2016.

We also have a small position in short-term Treasuries.

World Bonds Add Diversification
While interest rates are expected to rise in the U.S., other  countries have been cutting rates, and that can be an opportunity  for strategies like ours that can invest in foreign bonds. We’ve  held PIMCO Foreign Bond U.S. dollar-hedge (PFORX) since  2014, and we added Vanguard Total International Bond (VTIFX,  BNDX). This doubled INCMX’s exposure to world bond funds  from 8.8% as of September 30, 2015 to 20.8% as of March 31,  2016.

Beyond Bonds
Our Flexible Income approach isn’t limited to bond funds. We  can also invest in total-return funds, like balanced and  alternative funds. Because these funds are not fully invested in  bonds, they typically have less credit and interest-rate risk.

During the semiannual period, we added a position in PowerShares Preferred (PGX), but most of INCMX’s total-return positions have been held for years. We’ve owned Vanguard Wellesley Income (VWINX) for the last five years, and we bought Gateway (GTEYX) in 2013 and Fidelity Real Estate Income (FRIFX) in 2014.

Because Markets Change
Major bond market trends often don’t feel like trends. They can feel permanent, like the market has changed for good. And there are usually many good reasons why the current trend could continue indefinitely. But we’ve been investing since 1969, and during those 47 years, we’ve repeatedly seen that even the most persistent trends eventually give way to something new.

We can’t know how long will mortgage-backed securities or world bond funds be in favor. But we do know that our active process has a long history of adapting to changing market trends and when the trend changes, we’ll be ready to change, too.

Semiannual Report 2016	Upgraderfunds.com	13

INCMX	Flexible Income Fund Fixed Income

0.2% Other Assets in Excess of Liabilities

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares	Investment Companies: 99.8%	Value
	Intermediate Term Bond Funds: 42.6%
998,779	Community Reinvestment Act Qualified Investment Fund - Institutional Class	$10,836,751
921,664	DoubleLine Total Return Bond Fund - Class I	10,018,487
115,300	iShares MBS ETF	12,623,044
117,107	PIMCO Mortgage-Backed Securities Fund - Institutional Class	1,236,654
	Total Intermediate Term Bond Funds	34,714,936

	Short Term Bond Funds: 3.2%
31,100	iShares 1-3 Year Treasury Bond ETF	2,644,433
	Total Short Term Bond Funds	2,644,433

	World Bond Funds: 20.9%
707,774	PIMCO Foreign Bond Fund - Institutional Class	7,190,986
53,000	Vanguard Total International Bond ETF	2,890,620
213,175	Vanguard Total International Bond Index Fund - Institutional Class	6,962,289
	Total World Bond Funds	17,043,895

	Total Return Funds: 33.1%
558,628	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	7,496,793
554,733	Fidelity Real Estate Income Fund	6,401,612
113,707	Gateway Fund - Class Y	3,341,856
148,300	PowerShares Preferred Portfolio	2,212,636
122,265	Vanguard Wellesley Income Fund - Admiral Class	7,488,716
	Total Total Return Funds	26,941,613

	Total Investment Companies (Cost $80,346,749)	81,344,877

	Total Investments: 99.8% (Cost $80,346,749)	81,344,877
	Other Assets in Excess of Liabilities: 0.2%	174,277
	Net Assets: 100.0%	$81,519,154

	The accompanying notes are an integral part of these financial statements.

14	Semiannual Report 2016

TACTX	Tactical Upgrader Fund

The Tactical Upgrader Fund (TACTX) is designed for investors who seek to participate in global stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.

TACTX invests primarily in diversified equity funds that tend to have average risk and has limited exposure to more aggressive funds and sector funds. The portfolio is not always fully invested: we can use options and other tools to hedge the portfolio.

We aim to own diversified funds and ETFs that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years, as we saw with the U.S. large-cap growth trend.

Large-Cap Growth Trend Weakened
At the start of the semiannual period, we were in the midst of a multi-year large-cap growth trend, and TACTX was substantially invested in U.S. large-cap growth funds. We’d held funds like iShares S&P 500 Growth (IVW), Vanguard Growth (VUG), and Vanguard Mega Cap 300 Growth (MGK) since 2014.

But when the market sold off in early 2016, some of TACTX’s large-cap growth positions were hit hard, and we sold many of our longtime positions. We replaced these funds with more defensive stock funds, like dividend and higher quality stock funds, that had held up better in the downturn. By March 31, 2016, TACTX owned ETFs like iShares Select Dividend (DVY) and iShares USA Quality (QUAL). We continue to hold a few select large-cap growth ETFs, but if performance continues to weaken, we’ll move on.

While being invested in large-cap funds helped in 2015, staying invested in large-cap funds in early 2016 actually hurt TACTX’s performance for the first quarter and the semiannual period because the downturn in the first six weeks of 2016 hit large-cap stocks worse than other areas of the market. Ultimately our Upgrading strategy helped us respond to the market’s shift from large-cap growth to dividend and value stocks.

Defensive Sectors Come Into Favor
Another major change in the markets during the semiannual  period occurred on a sector level: health care, which had been  one of the top sectors for the past few years, fell out of favor,  while more defensive sectors, like utilities and consumer staples,  surged.

TACTX has owned health care for years. We bought Janus  Global Life Sciences (JFNIX) in 2013. But by late 2015, other  sector funds began bringing in stronger recent returns, and we  sold these positions in favor of technology and consumer discretionary funds.

Not Every Fund Added Value
While large-cap growth and health care funds continued to do  well for years after we bought them not every fund we owned  during the semiannual report period added value. SPDR S&P  Regional Banking (KRE) was one example: we bought KRE in  the fourth quarter of 2015, based on its strong recent returns,  but its performance didn’t last, and we sold the fund at a loss.

iShares Nasdaq Biotechnology (IBB) was another example. IBB  was sold twice during the last six months. We first sold it in  October 2015 and realized strong long-term gains. We’d owned  IBB for more than a year, and the ETF had done well during this  time period. We bought back into IBB in January 2016, when its  performance had improved, but this time, the ETF didn’t  continue to outperform, and we sold it about a month later at a  loss.

Losses in both KRE and IBB were somewhat limited by our policy of taking small positions in sector funds and ETFs. The losses were also partially offset by income earned through selling covered calls.

Covered Calls Added Marginal Income
TACTX has the flexibility to use a variety of tools as a hedge,  including selling covered call options, holding a substantial cash  allocation and purchasing options. When TACTX sells a covered  call option, the fund is selling the purchaser the right to buy that  ETF from its portfolio at a specified price for a period of time in  exchange for a premium that adds to current income. In the  period covered in this report, the portfolio earned approximately 0.13% by selling covered calls against some of its ETF holdings.

Because Markets Change
Major market trends often don’t feel like trends. They can feel permanent, like the market has changed for good. And there are usually many good reasons why the current trend could continue indefinitely. But we’ve been investing since 1969, and during those 47 years, we’ve repeatedly seen that even the most persistent trends eventually give way to something new.

We can’t know how long dividend funds or utilities sector funds will be in favor, but we do know that our active process has a long history of adapting to changing market trends, and when the market changes, we’ll be ready to change, too.

Semiannual Report 2016	Upgraderfunds.com	15

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

0.4% Other Assets in Excess of Liabilities

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares	Investment Companies: 99.6%	Value
	Aggressive Funds: 15.6%
25,000	iShares MSCI EAFE Small-Cap ETF	$1,245,000
20,523	Oppenheimer International Small Co. Fund - Class Y	740,882
36,200	PowerShares QQQ Trust Series 1	3,953,040
	Total Aggressive Funds	5,938,922

	Core Funds: 72.1%
47,300	iShares MSCI EAFE Minimum Volatility ETF	3,142,612
44,600	iShares MSCI USA Momentum Factor ETF	3,260,260
46,000	iShares MSCI USA Quality Factor ETF	3,018,520
38,200	iShares Russell 1000 Growth ETF	3,811,596
32,100	iShares S&P 100 ETF	2,932,977
32,950	iShares S&P 500 Growth ETF	3,818,576
40,600	iShares Select Dividend ETF	3,315,802
99,900	PowerShares S&P 500 Low Volatility Portfolio	4,028,967
	Total Core Funds	27,329,310

	Sector Funds: 11.9%
9,800	Consumer Discretionary Select Sector SPDR Fund	774,690
13,900	Consumer Staples Select Sector SPDR Fund	737,395
20,000	Market Vectors Gold Miners ETF	399,600
38,824	Matthews Japan Fund - Institutional Fund *	739,600
6,000	SPDR Gold Shares *	705,600
17,000	Technology Select Sector SPDR Fund	754,120
7,900	Utilities Select Sector SPDR Fund	391,998
	Total Sector Funds	4,503,003

	Total Investment Companies
	(Cost $35,561,027)	37,771,235

	Total Investments: 99.6%
	(Cost $35,561,027)	37,771,235
	Other Assets in Excess of Liabilities: 0.4%	147,938
	Net Assets: 100.0%	$37,919,173

	* Non-income producing

	The accompanying notes are an integral part of these financial statements.

16	Semiannual Report 2016

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

SCHEDULE OF OPTIONS WRITTEN AT MARCH 31, 2016 (UNAUDITED)

Contracts		Value

100	Market Vectors Gold Miners ETF Call Option Exercise Price $21.00,	$3,200
	Expiration Date: April 2016

	Total Options Written
	(Premiums Received $5,468)	$3,200

Semiannual Report 2016	Upgraderfunds.com	17

TOTLX	Flexible Total Return Fund

The Flexible Total Return Fund (TOTLX) is designed for investors who seek steady returns with dampened volatility. TOTLX invests in a mix of bond and total return funds, targeting those areas excelling the in the current market environment.
We aim to own bond and total-return funds that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years, as we’ve seen with total-return funds.
Focused on Total-Return Funds
TOTLX is less constrained than our Flexible Income approach: it doesn’t cap exposure to total-return funds, like balanced funds and alternative funds. If these funds are doing well, the Fund may have substantial exposure to them. During the semiannual period, TOTLX had about half of its portfolio in alternative funds like Eaton Vance Global Macro Absolute Return (EIGMX), Gabelli ABC (GADVX), and Vanguard Market Neutral (VMNFX).
TOTLX also held preferred stocks funds like Principal Preferred Security (PPSIX) and PowerShares Preferred (PGX). Preferred stocks pay a fixed dividend, like bonds, but they also have some of the appreciation potential of stocks.
Interest Rates Stayed Low
The remainder of TOTLX’s portfolio is invested in bond funds. Most of TOTLX’s bond exposure comes from higher-quality, intermediate-term bonds, including funds that invest in mortgage-backed securities like DoubleLine Total Return (DBLTX) and iShares Mortgage Backed Securities (MBB). TOTLX’s intermediate-term positions grew from 17.6% as of September 30, 2105 to 29.9% as of March 31, 2016.
TOTLX held a few lower-quality bond funds at the start of the semiannual period, but these funds didn’t continue to perform well, and most of these funds were replaced in the first quarter of 2016. We still have a small 4.4% position in Fidelity Capital Income (FAGIX), a high-yield bond fund we’ve owned since 2014.
Interest rates stayed low during the semiannual period. Although the Federal Reserve raised interest rates in December 2015, rates fell in the first quarter of 2016, and the more interest-rate sensitive areas of the bond market, like long-term bonds, did best. We have avoided investing in longer-term bonds given their interest-rate risk.
While interest rates are expected to rise in the U.S., other countries have been cutting rates, and that can be an opportunity for strategies like ours that can invest in foreign bonds. TOTLX had no exposure to foreign bonds at the start of the semiannual period, but by March 31, 2016, it had 10.2% in Vanguard Total International Bond (BNDX).
Not every fund we owned during the semiannual report period added value. We bought Leuthold Core (LCORX) in the fourth quarter of 2015, thanks to its strong recent returns, but the fund didn’t continue to perform well. We sold the fund at a loss, but at least we limited our losses. LCORX lost -2.0% in the first quarter of 2016.
Because Markets Change
Major market trends often don’t feel like trends. They can feel permanent, like the market has changed for good. And there are usually many good reasons why the current trend could continue indefinitely. But we’ve been investing since 1969, and during those 47 years, we’ve repeatedly seen that even the most persistent trends eventually give way to something new.
We can’t know how long alternative funds or world bond funds will be in favor. But we do know that our active process has a long history of adapting to changing market trends and when the trend changes, we’ll be ready to change, too.

18	Semiannual Report 2016

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

0.5% Other Assets in Excess of Liabilities

SCHEDULE OF INVESTMENTS AT MARCH 31, 2016 (UNAUDITED)

Shares	Investment Companies: 99.5%	Value
	Total Return Funds: 49.7%
46,083	Arbitrage Fund - Class I	$602,304
48,722	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	653,845
47,719	Eaton Vance Global Macro Absolute Return Fund - Class I	428,042
86,955	Gabelli ABC Fund - Advisor Class	876,506
25,800	PowerShares Preferred Portfolio	384,936
64,162	Principal Preferred Securities Fund - Institutional Class	639,694
97,810	Vanguard Market Neutral Fund - Investor Class	1,213,824
20,154	Vanguard Wellesley Income Fund - Admiral Class	1,234,404
	Total Total Return Funds	6,033,555

	Bond Funds: 49.8%
58,154	Fidelity Capital & Income Fund	529,786
168,033	DoubleLine Total Return Bond Fund - Class I	1,826,522
16,500	iShares MBS ETF	1,806,420
7,600	iShares 1-3 Year Treasury Bond ETF	646,228
22,600	Vanguard Total International Bond ETF	1,232,604
	Total Bond Funds	6,041,560

	Total Investment Companies
	(Cost $12,034,658)	12,075,115

	Total Investments: 99.5%
	(Cost $12,034,658)	12,075,115
	Other Assets in Excess of Liabilities: 0.5%	59,947
	Net Assets: 100.0%	$12,135,062

	The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	19

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited)
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
Assets
Investments in securities, at value (identified cost $219,262,223, $53,870,092, $52,574,595) (See Note 2)	$231,803,359	$57,007,654	$53,903,312
Investments in short-term securities, at value (identified cost $643,823, $-, $-) (See Note 2)	643,823	—	—
Total investments, at value (identified cost $219,906,046, $53,870,092, $52,574,595) (See Note 2)	232,447,182	57,007,654	53,903,312
Cash	250,000	149,261	197,328
Receivables:
Investment securities sold	157,733	—	—
Fund shares sold	98,783	44,735	23,900
Dividends and interest	39,894	25,527	17
Prepaid expenses and other assets	17,788	6,207	5,508
Total assets	233,011,380	57,233,384	54,130,065
Liabilities
Payables:
Investment securities purchased	439,699	—	—
Fund shares redeemed	63,906	4,373	15,192
Investment advisory fees, net	194,856	46,645	43,494
Administration fees	26,984	6,797	5,999
Audit fees	13,050	12,800	10,850
Custody fees	1,284	915	355
Fund accounting fees	16,306	3,997	3,651
Transfer agent fees	28,019	10,139	6,732
Trustee fees	16,417	3,938	3,870
Other accrued expenses	19,575	8,344	6,394
Total liablities	820,096	97,948	96,537
Net Assets	$232,191,284	$57,135,436	$54,033,528
Net assets applicable to shares oustanding	$232,191,284	$57,135,436	$54,033,528
Shares outstanding; unlimited number of shares authorized without par value	4,816,107	1,054,292	1,533,253
Net asset value, offering and redemption price per share	$48.21	$54.19	$35.24

Components of Net Assets
Paid-in capital	$256,648,097	$74,467,563	$54,081,958
Undistributed (accumulated) net investment income (loss)	90,010	(57,589)	57,840
Accumulated net realized loss on investments	(37,087,959)	(20,412,100)	(1,434,987)
Net unrealized appreciation on investments	12,541,136	3,137,562	1,328,717
Net assets	$232,191,284	$57,135,436	$54,033,528

The accompanying notes are an integral part of these financial statements.

20	Semiannual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited)
	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Flexible Total Return Fund
Assets
Investments in securities, at value (identified cost $80,346,749, $35,561,027, $12,034,658) (See Note 2)	$81,344,877	$37,771,235	$12,075,115
Total investments, at value (identified cost $80,346,749, $35,561,027, $12,034,658) (See Note 2)	81,344,877	37,771,235	12,075,115
Cash	169,535	181,388	74,567
Receivables:
Investment securities sold	1,867,495	—	—
Fund shares sold	21,106	2,500	12
Dividends and interest	41,986	11,504	—
Prepaid expenses and other assets	12,582	14,742	12,931
Total assets	83,457,581	37,981,369	12,162,625
Liabilities
Written Options, at value (Premiums received $-, $5,468, $-)	—	3,200	—
Payables:
Investment securities purchased	41,985	—	—
Fund shares redeemed	1,771,910	—	—
Investment advisory fees, net	60,795	29,332	3,900
Administration fees	10,789	4,047	2,672
Audit Fees	11,099	10,850	10,850
Custody fees	1,774	353	561
Fund accounting fees	5,992	2,500	1,713
Transfer agent fees	15,471	4,586	4,060
Trustees fees	6,441	2,680	1,139
Other accrued expenses	12,171	4,648	2,668
Total liablities	1,938,427	62,196	27,563
Net Assets	$81,519,154	$37,919,173	$12,135,062
Net assets applicable to shares oustanding	$81,519,154	$37,919,173	$12,135,062
Shares outstanding; unlimited number of shares authorized without par value	2,972,964	1,784,375	502,293
Net asset value, offering and redemption price per share	$27.42	$21.25	$24.16

Components of Net Assets
Paid-in capital	$84,514,216	$70,110,131	$12,608,661
Undistributed (accumulated) net investment income	719,920	54,624	171,925
Accumulated net realized loss on investments	(4,713,110)	(34,458,058)	(685,981)
Net unrealized appreciation on investments	998,128	2,212,476	40,457
Net assets	$81,519,154	$37,919,173	$12,135,062

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	21

STATEMENTS OF OPERATIONS For The Six Months Ended March 31, 2016 (Unaudited)
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
INVESTMENT INCOME
Dividends	$1,606,852	$314,225	$742,235
Interest	960	81	171
Total investment income	1,607,812	314,306	742,406
EXPENSES
Investment advisory fees	1,215,202	296,992	269,095
Transfer agent fees	98,627	34,593	28,504
Fund accounting fees	48,030	11,857	10,836
Administration fees	79,335	19,605	17,663
Reports to shareholders	17,671	5,351	4,130
Custody fees	7,742	3,266	2,450
Audit fees	13,049	12,800	10,850
Registration fees	12,910	11,130	11,464
Trustee fees	33,780	8,200	7,717
Miscellaneous expenses	15,012	4,549	4,941
Interest expense (Note 6)	826	70	153
Legal fees	40,514	9,776	9,399
Insurance expense	7,577	1,845	1,563
Total expenses	1,590,275	420,034	378,765
Less: fees waived	(43,606)	(39,756)	(33,686)
Less: expenses paid indirectly (Note 3)	(28,867)	(8,383)	(6,534)
Net expenses	1,517,802	371,895	338,545
Net Investment income (loss)	90,010	(57,589)	403,861
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(17,348,381)	(1,698,081)	(2,503,620)
Net realized losses	(17,348,381)	(1,698,081)	(2,503,620)
Capital gain distributions from regulated investment companies	8,730,776	1,420,495	1,069,251
Change in net unrealized appreciation / depreciation on investments	15,505,941	1,925,741	2,519,459
Net realized and unrealized gain on investments	6,888,336	1,648,155	1,085,090
Net increase in net assets resulting from operations	$6,978,346	$1,590,566	$1,488,951

The accompanying notes are an integral part of these financial statements.

22	Semiannual Report 2016

STATEMENTS OF OPERATIONS For The Six Months Ended March 31, 2016 (Unaudited)
	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Flexible Total Return Fund
INVESTMENT INCOME
Dividends	$1,939,408	$289,026	$271,194
Interest	274	47	53
Total investment income	1,939,682	289,073	271,247
EXPENSES
Investment advisory fees	325,432	184,215	71,532
Transfer agent fees	28,180	16,028	11,684
Fund accounting fees	17,496	7,476	3,745
Administration fees	29,548	11,886	6,220
Reports to shareholders	6,618	2,078	1,262
Custody fees	4,329	1,988	1,308
Audit fees	11,101	10,850	10,850
Registration fees	12,158	10,068	11,408
Trustee fees	11,827	5,425	1,837
Miscellaneous expenses	7,472	3,592	3,011
Interest expense (Note 6)	132	97	341
Legal fees	15,112	6,517	2,477
Insurance expense	3,503	1,086	506
Total expenses	472,908	261,306	126,181
Less: fees waived	(12,522)	(25,004)	(36,425)
Less: expenses paid indirectly (Note 3)	(9,375)	(1,853)	—
Net expenses	451,011	234,449	89,756
Net Investment income	1,488,671	54,624	181,491
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(3,065,536)	(1,165,335)	(670,577)
Written options	—	41,610	—
Net realized losses	(3,065,536)	(1,123,725)	(670,577)
Capital gain distributions from regulated investment companies	370,017	—	215,077
Change in net unrealized appreciation / depreciation on:
Investments	2,587,649	3,217,607	488,255
Written options	—	2,268	—
Net unrealized appreciation / depreciation	2,587,649	3,219,875	488,255
Net realized and unrealized gain (loss) on investments	(107,870)	2,096,150	32,755
Net increase in net assets resulting from operations	$1,380,801	$2,150,774	$214,246

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	23

FUNDX	Upgrader Fund Flexible Income & Total Return

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$90,010	$(608,514)
Net realized gain (loss) on investments	(17,348,381)	7,112,376
Capital gain distributions from regulated investment companies	8,730,776	12,465,199
Change in net unrealized appreciation / depreciation of investments	15,505,941	(19,983,208)
Net increase (decrease) in net assets resulting from operations	6,978,346	(1,014,147)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,249,143)	(1,038,279)
Total distributions to shareholders	(1,249,143)	(1,038,279)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(16,977,581)	(23,445,184)
Total change in net assets	(11,248,378)	(25,497,610)

NET ASSETS
Beginning of period/year	243,439,662	268,937,272
End of period/year	$232,191,284	$243,439,662
Undistributed net investment income	$90,010	$1,249,143

(a) Summary of capital share transactions is as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	228,589	$11,124,077	792,530	$39,470,729
Shares issued in reinvestment of distributions	25,292	1,232,964	20,463	1,013,509
Shares redeemed (b)	(618,576)	(29,334,622)	(1,281,571)	(63,929,422)
Net change in shares outstanding	(364,695)	$(16,977,581)	(468,578)	$(23,445,184)

(b) Net of redemption fees of $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

24	Semiannual Report 2016

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(57,589)	$(506,082)
Net realized loss on investments	(1,698,081)	(254,351)
Capital gain distributions from regulated investment companies	1,420,495	3,677,240
Change in net unrealized appreciation/depreciation of investments	1,925,741	(2,662,017)
Net increase in net assets resulting from operations	1,590,566	254,790
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(45,798)	(194,777)
Total distributions to shareholders	(45,798)	(194,777)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(4,467,822)	(11,179,036)
Total change in net assets	(2,923,054)	(11,119,023)

NET ASSETS
Beginning of period/year	60,058,490	71,177,513
End of period/year	$57,135,436	$60,058,490
Undistributed net investment income (loss)	$(57,589)	$45,798

(a) Summary of capital share transactions is as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	38,309	$2,034,214	165,347	$9,135,649
Shares issued in reinvestment of distributions	830	45,545	3,445	193,100
Shares redeemed (b)	(122,644)	(6,547,581)	(357,938)	(20,507,785)
Net change in shares outstanding	(83,505)	$(4,467,822)	(189,146)	$(11,179,036)

(b) Net of redemption fees of $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	25

RELAX	Conservative Upgrader Fund Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$403,861	$579,940
Net realized loss on investments	(2,503,620)	(39,904)
Capital gain distributions from regulated investment companies	1,069,251	1,717,610
Change in net unrealized appreciation/depreciation of investments	2,519,459	(2,570,737)
Net increase (decrease) in net assets resulting from operations	1,488,951	(313,091)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(801,718)	(881,851)
From net realized gain	(1,363,384)	(5,605,650)
Total distributions to shareholders	(2,165,102)	(6,487,501)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	1,612,073	3,337,179
Total change in net assets	935,922	(3,463,413)

NET ASSETS:
Beginning of period/year	53,097,606	56,561,019
End of period/year	$54,033,528	$53,097,606
Undistributed net investment income	$57,840	$455,697

(a) Summary of capital share transactions is as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	158,853	$5,628,431	397,535	$15,274,884
Shares issued in reinvestment of distributions	60,793	2,139,301	173,591	6,428,087
Shares redeemed (b)	(174,812)	(6,155,659)	(480,616)	(18,365,792)
Net change in shares outstanding	44,834	$1,612,073	90,510	$3,337,179

(b) Net of redemption fees of $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

26	Semiannual Report 2016

INCMX	Flexible Income Fund Fixed Income

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,488,671	$4,289,053
Net realized loss on investments	(3,065,536)	(3,625,840)
Capital gain distributions from regulated investment companies	370,017	2,044,364
Change in net unrealized appreciation/depreciation of investments	2,587,649	(3,792,935)
Net increase (decrease) in net assets resulting from operations	1,380,801	(1,085,358)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,228,337)	(5,055,726)
From net realized gain	—	(3,454,367)
Total distributions to shareholders	(3,228,337)	(8,510,093)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(23,539,513)	(32,751,934)
Total change in net assets	(25,387,049)	(42,347,385)

NET ASSETS
Beginning of period/year	106,906,203	149,253,588
End of period/year	$81,519,154	$106,906,203
Undistributed net investment income	$719,920	$2,459,586

(a) Summary of capital share transactions is as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	721,717	$19,619,804	1,339,719	$39,336,010
Shares issued in reinvestment of distributions	118,486	3,206,233	294,530	8,464,788
Shares redeemed (b)	(1,651,323)	(46,365,550)	(2,767,122)	(80,552,732)
Net change in shares outstanding	(811,120)	$(23,539,513)	(1,132,873)	$(32,751,934)

(b) Net of redemption fees of $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	27

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$54,624	$122,818
Net realized gain (loss) on investments	(1,165,335)	1,679,329
Net realized gain on written options	41,610	206,602
Capital gain distributions from regulated investment companies	—	885,378
Change in net unrealized appreciation/depreciation of investments & written options	3,219,875	(3,199,193)
Net increase (decrease) in net assets resulting from operations	2,150,774	(305,066)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(208,887)	(84,336)
Total distributions to shareholders	(208,887)	(84,336)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	87,260	(9,418,290)
Total change in net assets	2,029,147	(9,807,692)

NET ASSETS
Beginning of period/year	35,890,026	45,697,718
End of period/year	$37,919,173	$35,890,026
Undistributed net investment income	$54,624	$208,887

(a) Summary of capital share transactions is as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	178,966	$3,685,952	336,346	$7,253,309
Shares issued in reinvestment of distributions	9,974	208,863	4,017	84,319
Shares redeemed	(181,144)	(3,807,555)	(814,339)	(16,755,918)
Net change in shares outstanding	7,796	$87,260	(473,976)	$(9,418,290)

The accompanying notes are an integral part of these financial statements.

28	Semiannual Report 2016

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$181,491	$318,378
Net realized loss on investments	(670,577)	(406,831)
Net realized gain on written options	—	2,606
Capital gain distributions from regulated investment companies	215,077	204,799
Change in net unrealized appreciation/depreciation of investments	488,255	(483,381)
Net increase (decrease) in net assets resulting from operations	214,246	(364,429)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(241,607)	(206,003)
From net realized gain	—	(95,691)
Total distributions to shareholders	(241,607)	(301,694)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(5,920,643)	10,587,659
Total change in net assets	(5,948,004)	9,921,536

NET ASSETS
Beginning of period/year	18,083,066	8,161,530
End of period/year	$12,135,062	$18,083,066
Undistributed net investment income	$171,925	$232,041

(a) Summary of capital share transactions is as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	209,518	$5,034,796	662,244	$16,878,077
Shares issued in reinvestment of distributions	10,054	241,607	11,864	301,694
Shares redeemed	(451,929)	(11,197,046)	(257,761)	(6,592,112)
Net change in shares outstanding	(232,357)	$(5,920,643)	416,347	$10,587,659

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	29

FUNDX	Upgrader Fund Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Six Months Ended	Year Ended September 30,				Period Ended	Year Ended
	March 31, 2016 (Unaudited)	2015	2014	2013	2012	September 30, 2011*	October 31, 2010
Net asset value, beginning of period / year	$46.99	$47.60	$42.23	$35.52	$28.93	$31.34	$27.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.02 (6)	(0.11) (6)	0.03 (6)	0.13 (6)	0.18 (6)	(0.01) (6)	0.02 (6)
Net realized and unrealized gain (loss) on investments	1.45	(0.31)	5.47	6.86	6.45	(2.37)	3.89
Total from investment operations	1.47	(0.42)	5.50	6.99	6.63	(2.38)	3.91

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.19)	(0.13)	(0.28)	(0.04)	(0.03)	(0.14)
From net realized gain	—	—	—	—	—	—	—
Total distributions	(0.25)	(0.19)	(0.13)	(0.28)	(0.04)	(0.03)	(0.14)
Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$48.21	$46.99	$47.60	$42.23	$35.52	$28.93	$31.34

Total return	3.11% ^	(0.91)%	13.01%	19.83%	22.95%	(7.61)% ^	14.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$232.2	$243.4	$268.9	$252.4	$256.1	$250.6	$344.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.31% + (7)	1.28%	1.26%	1.26%	1.25%	1.24% +	1.24%
After fees waived and expenses absorbed (4)	1.27% + (7)	1.25%	1.25%	1.26%	1.25%	1.24% +	1.24%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.01% + (7)	(0.28)%	0.02%	0.33%	0.53%	(0.05)% +	0.05%
After fees waived and expenses absorbed (5)	0.05% + (7)	(0.25)%	0.03%	0.33%	0.53%	(0.05)% +	0.05%
Portfolio turnover rate	90% ^	115%	164%	201%	128%	153% ^	139%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25%, 1.22%, 1.22%, 1.24%, 1.24%, 1.23%, and 1.22% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, Septemeber 30, 2011 and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.22)%, 0.06%, 0.35%, 0.54%, (0.04)% and 0.07% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $826 or 0.00% of average net assets.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

30	Semiannual Report 2016

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Six Months Ended	Year Ended September 30,				Period Ended	Year Ended
	March 31, 2016 (Unaudited)	2015	2014	2013	2012	September 30, 2011*	October 31, 2010
Net asset value, beginning of period / year	$52.78	$53.64	$48.90	$41.12	$33.19	$35.93	$31.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.05) (6)	(0.42) (6)	(0.12) (6)	0.07 (6)	0.00 (6)	(0.14) (6)	0.03 (6)
Net realized and unrealized gain (loss) on investments	1.50	(0.29)	4.89	7.84	7.93	(2.55)	4.60
Total from investment operations	1.45	(0.71)	4.77	7.91	7.93	(2.69)	4.63

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.15)	(0.03)	(0.13)	—	(0.05)	(0.13)
From net realized gain	—	—	—	—	—	—	—
Total distributions	(0.04)	(0.15)	(0.03)	(0.13)	—	(0.05)	(0.13)
Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$54.19	$52.78	$53.64	$48.90	$41.12	$33.19	$35.93

Total return	2.75% ^	(1.33)%	9.73%	19.30%	23.89%	(7.51)% ^	14.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$57.1	$60.1	$71.2	$69.4	$71.5	$74.9	$100.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.41% + (7)	1.39%	1.36%	1.37%	1.33%	1.31% +	1.31%
After fees waived and expenses absorbed (4)	1.28% + (7)	1.25%	1.25%	1.36%	1.33%	1.31% +	1.31%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.35)% + (7)	(0.92)%	(0.35)%	0.13%	0.00%	(0.41)% +	0.09%
After fees waived and expenses absorbed (5)	(0.22)% + (7)	(0.78)%	(0.24)%	0.14%	0.00%	(0.41)% +	0.09%
Portfolio turnover rate	107% ^	136%	168%	207%	139%	153% ^	146%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25%, 1.20%, 1.24%, 1.34%, 1.32%, 1.30% and 1.30% for the period/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment loss to average net assets would have been (0.19)%, (0.73)%, (0.23)%, 0.15%, 0.01%, (0.40)% and 0.10% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $70 or 0.00% of average net assets.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	31

RELAX	Conservative Upgrader Fund Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Six Months Ended	Year Ended September 30,				Period Ended	Year Ended
	March 31, 2016 (Unaudited)	2015	2014	2013	2012	September 30, 2011*	October 31, 2010
Net asset value, beginning of period / year	$35.67	$40.46	$37.27	$34.05	$29.80	$31.90	$28.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.27 (6)	0.38 (6)	0.53 (6)	0.61 (6)	0.49 (6)	0.47 (6)	0.39 (6)
Net realized and unrealized gain (loss) on investments	0.76	(0.70)	3.18	3.54	4.20	(2.12)	3.29
Total from investment operations	1.03	(0.32)	3.71	4.15	4.69	(1.65)	3.68

LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.61)	(0.52)	(0.93)	(0.45)	(0.45)	(0.34)
From net realized gain	(0.92)	(3.86)	—	—	—	—	—
Total distributions	(1.46)	(4.47)	(0.52)	(0.93)	(0.45)	(0.45)	(0.34)
Paid-in capital from redemptions fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$35.24	$35.67	$40.46	$37.27	$34.05	$29.80	$31.90

Total return	2.88% ^	(1.21)%	9.98%	12.50%	15.88%	(5.31)% ^	12.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$54.0	$53.1	$56.6	$43.6	$46.6	$55.0	$65.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.41% + (7)	1.41%	1.38%	1.44%	1.37%	1.32% +	1.37%
After fees waived and expenses absorbed (4)	1.28% + (7)	1.25%	1.25%	1.42%	1.37%	1.32% +	1.37%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.35% + (7)	0.80%	1.17%	1.69%	1.49%	1.55% +	1.27%
After fees waived and expenses absorbed (5)	1.48% + (7)	0.96%	1.30%	1.71%	1.49%	1.55% +	1.27%
Portfolio turnover rate	62% ^	140%	127%	144%	122%	165% ^	124%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.26%, 1.23%, 1.21%, 1.41%, 1.36% 1.30%, and 1.35% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.50%, 0.98%, 1.34%, 1.72%, 1.50%, 1.85% and 1.29% for the periods/years ended March 31, 2015, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $153 or 0.00% of average net assets.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

32	Semiannual Report 2016

INCMX	Flexible Income Fund Fixed Income

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Six Months Ended	Year Ended September 30,				Period Ended	Year Ended
	March 31, 2016 (Unaudited)	2015	2014	2013	2012	September 30, 2011*	October 31, 2010
Net asset value, beginning of period / year	$28.25	$30.35	$30.32	$31.35	$0.00	$32.19	$30.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.45(6)	0.90 (6)	0.93 (6)	1.03 (6)	0.89 (6)	1.07 (6)	0.93 (6)
Net realized and unrealized gain (loss) on investments	(0.03)	(1.21)	0.61	(0.24)	1.49	(1.39)	1.92
Total from investment operations	0.42	(0.31)	1.54	0.79	2.38	(0.32)	2.85

LESS DISTRIBUTIONS:
From net investment income	(1.25)	(1.06)	(1.28)	(1.38)	(1.01)	(1.20)	(0.73)
From net realized gain	—	(0.73)	(0.23)	(0.44)	(0.25)	(0.44)	—
Total distributions	(1.25)	(1.79)	(1.51)	(1.82)	(1.26)	(1.64)	(0.73)
Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$27.42	$28.25	$30.35	$30.32	$1.12	$30.23	$32.19

Total return	1.53% ^	(1.12)%	5.22%	2.58%	8.10%	(1.03)% ^	9.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$81.5	$106.9	$149.3	$138.8	$135.4	$173.2	$174.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.01% + (7)	1.04%	0.96%	0.97%	0.95%	0.93% +	0.96%
After fees waived and expenses absorbed (4)	0.99% + (7)	0.99%	0.96%	0.97%	0.95%	0.93% +	0.96%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	3.16% + (7)	2.98%	3.04%	3.37%	2.90%	3.74% +	3.01%
After fees waived and expenses absorbed (5)	3.18% + (7)	3.03%	3.04%	3.37%	2.90%	3.74% +	3.01%
Portfolio turnover rate	55% ^	124%	54%	101%	79%	141% ^	106%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.97%, 0.96%, 0.93%, 0.95%, 0.94%, 0.92%, and 0.94% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.20%, 3.07%, 3.07%, 3.39%, 2.91%, 3.75%, and 3.03% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $132 or 0.00% of average net assets.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	33

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Six Months Ended	Year Ended September 30,				Period Ended	Year Ended
	March 31, 2016 (Unaudited)	2015	2014	2013	2012	September 30, 2011*	October 31, 2010
Net asset value, beginning of period / year	$20.20	$20.31	$20.49	$19.67	$18.20	$17.59	$16.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.03 (6)	0.07 (6)	0.02 (6)	(0.04) (6)	(0.09) (6)	(0.17) (6)	0.13 (6)
Net realized and unrealized gain (loss) on investments	1.14	(0.13)	(0.20)	0.86	1.56	0.78	0.80
Total from investment operations	1.17	(0.06)	(0.18)	0.82	1.47	0.61	0.93
Paid-in capital from redemption fees (Note 2)	0.00	0.00	0.00	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.05)	—	—	—	—	(0.19)
From net realized gain	—	—	—	—	—	—	—
Total distributions	(0.12)	(0.05)	—	—	—	—	(0.19)

Net asset value, end of period / year	$21.25	$20.20	$20.31	$20.49	$19.67	$18.20	$17.59

Total return	5.80% ^	(0.32)%	(0.93)%	4.22%	8.08%	3.47% ^	5.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$37.9	$35.9	$45.7	$53.9	$44.4	$28.6	$32.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.42% + (7)	1.43%	1.33%	1.39%	1.37%	1.46% +	1.44%
After fees waived and expenses absorbed (4)	1.28% + (7)	1.25%	1.25%	1.38%	1.37%	1.47% +	1.44%

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.15% + (7)	0.13%	0.01%	(0.23)%	(0.47)%	(1.02)% +	0.75%
After fees waived and expenses absorbed (5)	0.29% + (7)	0.31%	0.10%	(0.22)%	(0.47)%	(1.03)% +	0.75%
Portfolio turnover rate	96% ^	279%	202%	408%	438%	589% ^	331%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.27%, 1.24%, 1.25%, 1.38%, 1.36%, 1.45% and 1.42% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.30%, 0.32%, 0.10%, (0.22)%, (0.46)%, (1.01)% and 0.77% for the periods/years ended March 31, 2016, September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $97 or 0.00% of average net assets.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

34	Semiannual Report 2016

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Six Months Ended	Year Ended September 30,				Period Ended	Year Ended
	March 31, 2016 (Unaudited)	2015	2014	2013	2012	September 30, 2011**	October 31, 2010
Net asset value, beginning of period / year	$24.61	$25.64	$26.06	$26.31	$25.95	$26.99	$25.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.31 (6)	0.56 (6)	0.32 (6)	0.31 (6)	0.13 (6)	0.11 (6)	0.31 (6)
Net realized and unrealized gain (loss) on investments	(0.03)	(0.94)	(0.10)	0.32	1.71	0.13	1.20
Total from investment operations	0.28	(0.38)	0.22	0.63	1.84	0.24	1.51
Paid-in capital from redemption fees (Note 2)	0.00	0.00	0.00	0.00	0.00 (2)	0.00	0.00 (2)

LESS DISTRIBUTIONS:
From net investment income	(0.73)	(0.44)	(0.38)	(0.22)	(0.02)	(0.28)	(0.24)
From net realized gain	—	(0.21)	(0.26)	(0.66)	(1.46)	(1.00)	—
Total distributions	(0.73)	(0.65)	(0.64)	(0.88)	(1.48)	(1.28)	(0.24)

Net asset value, end of period / year	$24.16	$24.61	$25.64	$26.06	$26.31	$25.95	$26.99

Total return	1.13% ^	(1.57)%	0.85%	2.49%	7.33%	0.84% ^	5.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$12.1	$18.1	$8.2	$7.2	$8.1	$5.7	$5.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.76% + (7)	1.75%	2.45%	2.47%	2.21%	2.97% +	2.50%
After fees waived and expenses absorbed	1.26% + (7)	1.25%	1.25% (4)	1.48%	1.50%	1.50% + (4)	1.50% (4)

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	2.03% + (7)	1.70%	0.06%	0.22%	(0.20)%	(1.03)% +	0.15%
After fees waived and expenses absorbed	2.53% + (7)	2.20%	1.25% (5)	1.21%	0.51%	0.44% + (5)	1.15% (5)
Portfolio turnover rate	78% ^	175%	155%	261%	213%	297% ^	239%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25%, 1.48% and 1.48% for the period/year ended  September 30, 2014, September 30, 2011 and October 31, 2010, respectively. (Note 3).

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.20%, 1.21% and 1.17% for the  period/year ended September 30, 2014, September 30, 2011 and October 31, 2010, respectively. (Note 3).

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $341 or 0.01% of average net assets.
^	Not Annualized.
+	Annualized.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Semiannual Report 2016	Upgraderfunds.com	35

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2016 (UNAUDITED)

NOTE 1 – ORGANIZATION
FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), FundX Tactical Upgrader Fund (“Tactical Fund”), and FundX Flexible Total Return Fund (“Flexible Total Return Fund”), collectively, the “Funds”. Effective January 31, 2015, the Flexible Total Return Fund changed its name from FundX Tactical Total Return Fund to FundX Flexible Total Return Fund. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014.
Upgrader Fund commenced operations on November 1, 2001. Aggressive Fund, Conservative and Flexible Income Fund commenced operations on July 1, 2002. Tactical Fund commenced operations on February 29, 2008. Flexible Total Return Fund commenced operations on May 29, 2009.
The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objectives of the Tactical Fund and the Flexible Total Return Fund are to seek long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2016 the Funds did not hold fair valued securities.

As described above, the Funds may utilize various methods to measure the fair value of some of their investments. U.S.GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

36	Semiannual Report 2016

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2016 (UNAUDITED), continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2016:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$231,803,359	$ —	$ —	$231,803,359
Short-Term Investments	643,823	—	—	643,823
Total Investments in Securities	$232,447,182	$ —	$ —	$232,447,182

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$57,007,654	$ —	$ —	$57,007,654
Total Investments in Securities	$57,007,654	$ —	$ —	$57,007,654

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$53,903,312	$ —	$ —	$53,903,312
Total Investments in Securities	$53,903,312	$ —	$ —	$53,903,312

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$81,344,877	$ —	$ —	$81,344,877
Total Investments in Securities	$81,344,877	$ —	$ —	$81,344,877

FUNDX TACTICAL UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$37,771,235	$ —	$ —	$37,771,235
Total Investments in Securities	$37,771,235	$ —	$ —	$37,771,235

Other Financial Instruments *
Written Options	$ —	$(3,200)	$ —	$(3,200)
FUNDX FLEXIBLE TOTAL RETURN FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$12,075,115	$ —	$ —	$12,075,115
Total Investments in Securities	$12,075,115	$ —	$ —	$12,075,115

None of the Funds had transfer into or out of Levels 1 and 2 during the six months ended March 31, 2016. The Funds recognize transfers at the end of each reporting period.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At September 30, 2015, the following capital loss carry forwards were available:

	Expires 2016	Expires 2017	Infinite Short-Term	Infinite Long-Term	Total
UPGRADER FUND	$ —	$28,449,430	$ —	$ —	$28,449,430
AGGRESSIVE FUND	—	20,124,905	—	—	20,124,905
TACTICAL FUND	6,052,283	27,154,437	—	—	33,206,720

Semiannual Report 2016	Upgraderfunds.com	37

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2016 (UNAUDITED), continued

As of September 30, 2015, there was no Capital Loss Carryover for the FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Flexible Total Return Fund.

For fiscal year ended September 30, 2015, the following funds have utilized Capital Loss Carryover in the following amounts:

UPGRADER FUND	$17,722,823
AGGRESSIVE UPGRADER FUND	2,871,009
TACTICAL UPGRADER FUND	1,774,197

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The activity in written options during the six months ended March 31, 2016, is as follows:

FUNDX TACTICAL UPGRADER FUND	Contracts	Premiums Received
Options outstanding, beginning of period	23	$8,700
Options written	1,010	74,467
Options exercised	—	—
Options expired	—	—
Options closed	933	77,699
Options outstanding, end of period	100	5,468

38	Semiannual Report 2016

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2016 (UNAUDITED), continued

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.
The Tactical Fund and Flexible Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities. The Tactical Fund and Flexible Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds’ participation in a market advance. At March 31, 2016 the Flexible Total Return Fund had no investments in options. The Tactical Fund had written options as of March 31, 2016.
Statement of Assets and Liabilities – Market Values of Derivative Instruments as of March 31, 2016:
Market Value
FUNDX TACTICAL UPGRADER FUND
Equity Contracts	Written Options	$3,200
Statement of Operations – The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2016 were as follows:
Amount of realized gain (loss) on derivative instruments recognized in income:
	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$ —	$41,610

Change in unrealized appreciation (depreciation) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$ —	$1,883
I. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2015, the following adjustments were made:

	Undistributed Net Investment Income	Accumulated Gains/Losses	Paid-In Capital
UPGRADER FUND	$1,857,613	$(1,857,657)	$44
AGGRESSIVE FUND	551,880	(551,880)	—
CONSERVATIVE FUND	314,537	(314,537)	—
FLEXIBLE INCOME FUND	346,405	(346,405)	—
TACTICAL FUND	127,592	(127,592)	—
FLEXIBLE TOTAL RETURN FUND	25,847	(25,847)	—
The permanent differences primarily relate to ETF and mutual fund dividend reclassifications and net operating losses.
J. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the Tactical Fund and the Flexible Total Return Fund, the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each fund. For the six months ended March 31, 2016, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Flexible Total Return Fund incurred $1,215,202, $296,992, $269,095, $325,432, $184,215 and $71,532 in investment advisory fees, respectively.
Semiannual Report 2016	Upgraderfunds.com	39

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2016 (UNAUDITED), continued

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.35%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.35%	TACTICAL FUND	1.35%
CONSERVATIVE FUND	1.35%	FLEXIBLE TOTAL RETURN FUND	1.25%

From August 4, 2014, the Fund’s commencement of operations, to January 31, 2016 the Fund’s expense were capped at 1.25%, 1.25%, 1.25%, 0.99%, 1.25%, and 1.25% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund, and Flexible Total Return Fund, respectively. On November 18, 2015 the Board of Trustees approved a proposal to increase the expense cap to 1.35%, 1.35%, 1.35%, and 1.35% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, and Tactical Fund, respectively, effective February 1, 2016. There were no changes to the allowable expense of Flexible Income Fund and Flexible Total Return Fund.
The contract is in effect through January 31, 2017 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the six months ended March 31, 2016 the Advisor waived $43,606, $39,756, $33,686, $12,522, $25,004 and $36,425 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Flexible Total Return Fund, respectively.
At March 31, 2016, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Flexible Total Return Fund that may be recouped was $162,268, $226,778, $201,911, $76,085, $144,114 and $260,830 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2016	2017	2018	2019	Total
UPGRADER FUND	$4,891	$21,723	$92,048	$43,606	$162,268
AGGRESSIVE FUND	5,695	81,963	99,364	39,756	226,778
CONSERVATIVE FUND	6,121	67,703	94,401	33,686	201,911
FLEXIBLE INCOME FUND	—	—	63,563	12,522	76,085
TACTICAL FUND	3,774	46,826	68,510	25,004	144,114
FLEXIBLE TOTAL RETURN FUND	71,834	80,268	72,303	36,425	260,830

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the six months ended March 31, 2016 are disclosed in the Statements of Operations.
Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are both affiliates of the Administrator.
U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the six months ended March 31, 2016, this expense reduction, in aggregate, equaled $28,867, $8,383, $6,534, $9,375, $1,853 and $0 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Flexible Total Return Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”
40	Semiannual Report 2016

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2016 (UNAUDITED), continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the six months ended March 31, 2016 are as follows:

	Purchases	Sales
UPGRADER FUND	$218,265,980	$227,596,934
AGGRESSIVE FUND	63,894,006	67,060,168
CONSERVATIVE FUND	34,273,710	33,472,288
FLEXIBLE INCOME FUND	49,433,351	74,462,548
TACTICAL FUND	36,861,689	35,167,785
FLEXIBLE TOTAL RETURN FUND	10,772,930	16,550,842

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended March 31, 2016 and the year ended September 30, 2015 were as follows:

	Six Months Ended March 31, 2016		September 30, 2015
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$1,249,143	$—	$1,038,279	$—
AGGRESSIVE FUND	45,798	—	194,777	—
CONSERVATIVE FUND	801,718	1,363,384	2,611,859	3,875,642
FLEXIBLE INCOME FUND	3,228,337	—	5,055,726	3,454,367
TACTICAL FUND	208,887	—	84,336	—
FLEXIBLE TOTAL RETURN FUND	241,607	—	210,314	91,380
* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3).

As of September 30, 2015, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE UPGRADER FUND	FUNDX CONSERVATIVE UPGRADER FUND
Cost of investments	$246,146,924	$59,867,421	$54,277,406
Gross tax unrealized appreciation	7,342,031	3,401,464	327,094
Gross tax unrealized depreciation	(10,327,760)	(2,199,252)	(1,518,449)
Net tax unrealized appreciation	$(2,985,729)	$1,202,212	$(1,191,355)
Undistributed ordinary income	$1,249,143	$45,798	$455,697
Undistributed long-term capital gain	—	—	1,363,379
Total distributable earnings	1,249,143	45,798	1,819,076
Other accumulated gain/(loss)	(28,449,430)	(20,124,905)	—
Total accumulated gain/(loss)	$(30,186,016)	$(18,876,895)	$627,721

Semiannual Report 2016	Upgraderfunds.com	41

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2016 (UNAUDITED), continued

	FUNDX FLEXIBLE INCOME FUND	FUNDX TACTICAL UPGRADER FUND	FUNDX FLEXIBLE TOTAL RETURN FUND
Cost of investments	$108,459,590	$35,424,919	$18,489,629
Gross tax unrealized appreciation	1,067,491	440,746	35,596
Gross tax unrealized depreciation	(2,675,117)	(1,575,373)	(489,903)
Net tax unrealized appreciation	$(1,607,626)	$(1,134,627)	$(454,307)
Unrealized on written options	$—	$(385)	$—
Undistributed ordinary income	2,459,586	208,887	232,041
Undistributed long-term capital gain	—	—	—
Total distributable earnings	2,459,586	208,887	232,041
Other accumulated gain/(loss)	(1,999,486)	(33,206,720)	(223,972)
Total accumulated gain/(loss)	$(1,147,526)	$(34,132,845)	$(446,238)

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

NOTE 6 ‑ CREDIT FACILITY
U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the six months ended March 31, 2016 the average interest rate on the credit facility was 3.50% (prime rate) for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the six months ended March 31, 2016 the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period
UPGRADER FUND	$47,448	$2,044,000	$826
AGGRESSIVE FUND	4,104	319,000	70
CONSERVATIVE FUND	9,421	715,000	153
FLEXIBLE INCOME FUND	272,781	10,700,000	132
TACTICAL FUND	8,000	712,000	97
FLEXIBLE TOTAL RETURN FUND	139,301	4,977,000	341

42	Semiannual Report 2016

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the FundX Upgrader Funds also incur acquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/2016	Expenses Paid During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$1,031.10	$6.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.75	$6.30
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$1,027.50	$6.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.74	$6.32
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$1,028.80	$6.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.71	$6.35
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$1,015.30	$4.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.15	$4.90
FUNDX TACTICAL UPGRADER FUND
Actual	$1,000.00	$1,058.00	$6.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.64	$6.42
FUNDX FLEXIBLE TOTAL RETURN FUND
Actual	$1,000.00	$1,011.30	$6.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.73	$6.33

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX Tactical Upgrader Fund and FundX Flexible Total Return Fund were 1.25%, 1.25%, 1.26%, 0.97%, 1.28% and 1.26%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 to reflect the one-half year period.

Semiannual Report 2016	Upgraderfunds.com	43

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	President & Founder, AVANTX, Inc. (a private firm providing dynamic trading system algorithm signals and services that supplement a long term investment portfolio), August 2006 to present.	6	None
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc.1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	6	None
Kimun Lee (born 1946) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (1980-Present).	6
Director, Board of  Firsthand Technology  Value Fund, (One  Portfolio) (2010-Present). Trustee, Firsthand Funds (two portfolios) (2013-Present). Principal and Director of iShares  Delaware Trust  Sponsor, LLC, a commodity  pool operator  that operates  iShares Gold Trust, iShares Silver Trust, iShares  Dow Jones - UBS Roll Select Commodity Index Trust and iShares S&P GSCI

Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, since 1978.	6	N/A

44	Semiannual Report 2016

TRUSTEES AND EXECUTIVE OFFICERS

Interested Trustees and Officers of the Trust

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jason Browne (born 1970) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	President	Indefinite Term; Since April 2014	Chief Investment Officer, FundX Investment Group, since June 2000.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Interim Chief Compliance Officer Treasurer	Since August 2015 Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, since 1990.	N/A	N/A
Jeff Smith (born 1975) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Secretary	Indefinite Term; Since April 2014	Director of Publications, FundX Investment Group, since 2001.	N/A	N/A

Semiannual Report 2016	Upgraderfunds.com	45

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2015, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER	100.00%
AGGRESSIVE UPGRADER	97.44%
CONSERVATIVE UPGRADER	27.80%
FLEXIBLE INCOME	19.45%
TACTICAL UPGRADER	73.75%
FLEXIBLE TOTAL RETURN	46.51%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

UPGRADER	78.26%
AGGRESSIVE UPGRADER	63.69%
CONSERVATIVE UPGRADER	16.62%
FLEXIBLE INCOME	10.51%
TACTICAL UPGRADER	68.43%
FLEXIBLE TOTAL RETURN	14.97%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER	0.00%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	66.24%
FLEXIBLE INCOME	0.00%
TACTICAL UPGRADER	0.00%
FLEXIBLE TOTAL RETURN	2.05%

46	Semiannual Report 2016

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863].Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.upgraderfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;
● Information you give us orally; and
● Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Semiannual Report 2016	Upgraderfunds.com	47

Advisor
FundX Investment Group LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S.Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

Custodian
U.S.Bank,N.A.
Custody Operations
1555 N.RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Cravath & Associates, LLC
19809 Shady Brook Way
Gaithersburg, MD 20879

FundX Upgrader Funds

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	360876106
FundX Aggressive Upgrader Fund	HOTFX	360876403
FundX Conservative Upgrader Fund	RELAX	360876304
FundX Flexible Income Fund	INCMX	360876205
FundX Tactical Upgrader Fund	TACTX	360876502
FundX Flexible Total Return Fund	TOTLX	360876601

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us:
For more about our funds and their strategy: 800-763-8639
www.upgraderfunds.com For account information: 866-455-FUND

MIX
Paper from responsible sources
FSC® C012076

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)  /s/ Jason Browne
                                            Jason Browne, President/Principal Executive Officer

Date  May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Jason Browne
                                            Jason Browne, President/Principal Executive Officer

Date  May 31, 2016

By (Signature and Title)  /s/ Sean McKeon
                                            Sean McKeon, Treasurer/Principal Financial Officer

Date   May 31, 2016